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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-1)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                    333-79091               33-0727357
         --------                    ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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                  On January 27, 2000, a single series of certificates, entitled
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2000 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). On February 29, 2000 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $43,990,746 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated February 29, 2000, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. Other Events
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Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable- rate and fixed rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $127,704,596 as of January 1, 2000 and (ii) the Pre-Funding Account, which contained approximately $43,995,404.

         As more fully described above, on February 29, 2000, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of February 1, 2000, the end of the "Funding Period" (as defined in the Agreement).



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                                       -3-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                       (a)      Not applicable

                       (b)      Not applicable

                       (c)      Exhibits



                  Exhibit No.                          Description
                  -----------                          -----------

                      4.2 Subsequent Transfer Instrument, dated as of February 29, 2000 between Option One Mortgage
                                            Acceptance Corporation as seller,
                                            and Norwest Bank Minnesota, National
                                            Association, as trustee.

                      99.1 Characteristics of the Mortgage Pool as of February 1, 2000, relating to Option One Mortgage Loan Trust 2000-1, Asset- Backed Certificates, Series 2000-1





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 29, 2000

                                             OPTION ONE MORTGAGE
                                             ACCEPTANCE CORPORATION


                                             By:       /s/ William L. O'Neill
                                                       ----------------------
                                             Name:     William L. O'Neill
                                             Title:    Treasurer





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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

    4.2              Subsequent Transfer Instrument

    99.1 Characteristics of the Mortgage Pool as of February 1, 2000, relating to Option One
                     Mortgage Acceptance Corporation, Asset-Backed Certificates, Series 2000-1